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                                                                   EXHIBIT 10.38


IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVB00IS

DATE: JUNE 2, 2000

BENEFICIARY:
THE MULTI-EMPLOYER PROPERTY TRUST
A TRUST ORGANIZED UNDER 12 C.F.R. SECTION 9.18
C/O RIGGS & CO.
808 17TH STREET
WASHINGTON, D.C. 20006
ATTN: PATRICK MAYBERRY
AS "LANDLORD"

APPLICANT:
AVANTGO, INC.
A DELAWARE CORPORATION
1700 S. AMPHLETT BLVD, SUITE 310
SAN MATEO, CA 94402
AS "TENANT"

AMOUNT: US$3,250,000.00 (THREE MILLION TWO HUNDRED FIFTY THOUSAND AND NO/100 U.S. DOLLARS)

EXPIRATION DATE: OCTOBER 31, 2001

LOCATION: AT OUR COUNTERS IN SANTA CLARA, CALIFORNIA

DEAR SIR/MADAM:

WE HEREBY ESTABLISH OUR IRREVOCABLE TRANSFERABLE STANDBY LETTER OF CREDIT NO. SVB00IS2602 IN YOUR FAVOR AVAILABLE BY YOUR DRAFTS DRAWN ON US AT SIGHT AND ACCOMPANIED BY THE FOLLOWING DOCUMENTS:

1. THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY.
2. A DATED CERTIFICATION SIGNED BY AN AUTHORIZED OFFICER OF THE BENEFICIARY, FOLLOWED BY ITS DESIGNATED TITLE, STATING ANY ONE OF THE FOLLOWING:

(A) "AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING UNDER THAT CERTAIN LEASE DATED MARCH 31, 2000, AS AMENDED, ORIGINALLY ENTERED INTO BY AND BETWEEN AVANTGO, INC., A DELAWARE CORPORATION, AS TENANT AND THE MULTI-EMPLOYER PROPERTY TRUST, A TRUST ORGANIZED UNDER 12 C.F.R. SECTION 9.18, AS LANDLORD."; OR


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IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVB00IS2602

DATE: JUNE 2, 2000

(B) "AN UNCURED FAILURE BY AVANTGO, INC., A DELAWARE CORPORATION, ("TENANT") TO PERFORM ONE OR MORE OF ITS OBLIGATIONS HAS OCCURRED UNDER THAT CERTAIN LEASE DATED MARCH 31, 2000, AS AMENDED, (THE "LEASE"), ORIGINALLY ENTERED INTO BY AND BETWEEN TENANT, AS TENANT AND THE MULTI-EMPLOYER PROPERTY TRUST, A TRUST ORGANIZED UNDER 12 C.F.R. SECTION 9.18, ("BENEFICIARY"), AS LANDLORD, AND THERE EXIST CIRCUMSTANCES UNDER WHICH BENEFICIARY IS ENJOINED OR OTHERWISE PREVENTED BY OPERATION OF LAW FROM GIVING TO TENANT A WRITTEN NOTICE WHICH WOULD BE NECESSARY FOR SUCH FAILURE OF PERFORMANCE TO CONSTITUTE AN EVENT OF DEFAULT UNDER THE LEASE."; OR

(C)  "THE MULTI-EMPLOYER PROPERTY TRUST, A TRUST ORGANIZED UNDER 12 C.F.R.
     SECTION 9.18, HEREBY CERTIFIES THAT IT HAS RECEIVED NOTICE FROM SILICON VALLEY BANK THAT THE LETTER OF CREDIT NO. SVB00IS2602 WILL NOT BE RENEWED FOR AT LEAST ONE (1) YEAR BEYOND THE THEN APPLICABLE EXPIRATION DATE OF SUCH LETTER OF CREDIT, AND THAT IT HAS NOT RECEIVED A REPLACEMENT OF THIS LETTER OF CREDIT FROM THE TENANT SATISFACTORY TO THE MULTI-EMPLOYER PROPERTY TRUST, A TRUST ORGANIZED UNDER 12 C.F.R. SECTION 9.18."; OR

(D) "SILICON VALLEY BANK NO LONGER MEETS THE REQUIREMENTS SET FORTH IN THAT CERTAIN LEASE DATED MARCH 31, 2000, AS AMENDED (THE "LEASE') ORIGINALLY ENTERED INTO BY AND BETWEEN AVANTGO, INC., A DELAWARE CORPORATION, ("TENANT"), AS TENANT AND THE MULTI-EMPLOYER PROPERTY TRUST, A TRUST ORGANIZED UNDER 12 C.F.R. SECTION 9.18, ("BENEFICIARY"), AS LANDLORD, AND WITHIN THE TIME PERIOD SET FORTH IN THE LEASE TENANT HAS NOT FURNISHED BENEFICIARY WITH A REPLACEMENT LETTER OF CREDIT AS REQUIRED UNDER THE LEASE FROM A BANK MEETING SUCH REQUIREMENTS."; OR

(E)  "THE MULTI-EMPLOYER PROPERTY TRUST, A TRUST ORGANIZED UNDER 12 C.F.R.
     SECTION 9.18, ("BENEFICIARY"), HAS ELECTED TO TRANSFER THE IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVB00IS2602 (THE "LETTER OF CREDIT") DELIVERED BY SILICON VALLEY BANK (THE "BANK") TO BENEFICIARY FOR THE ACCOUNT OF AVANTGO, INC., A DELAWARE CORPORATION, ("TENANT"), AND WITHIN FIFTEEN (15) DAYS AFTER BENEFICIARY'S NOTICE OF SUCH ELECTION TO BANK, WHICH NOTICE WAS ACCOMPANIED BY THE LETTER OF CREDIT AND IN WHICH THE NAME AND ADDRESS OF THE PROPOSED TRANSFEREE WERE IDENTIFIED, BENEFICIARY DID NOT RECEIVE FROM BANK EITHER THE LETTER OF CREDIT ENDORSED TO SUCH PROPOSED TRANSFEREE OR A REPLACEMENT LETTER OF CREDIT NAMING SUCH TRANSFEREE AS THE BENEFICIARY THEREUNDER, BUT OTHERWISE IDENTICAL TO THE LETTER OF CREDIT."

MULTIPLE AND PARTIAL DRAWS ARE ALLOWED. THIS LETTER OF CREDIT MUST ACCOMPANY ANY DRAWINGS HEREUNDER FOR ENDORSEMENT OF THE DRAWING AMOUNT AND WILL BE RETURNED TO THE BENEFICIARY UNLESS IT IS FULLY UTILIZED.


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IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVB00IS2602

DATE: JUNE 2, 2000

THE BANK SHALL NOT BE REQUIRED OR ENTITLED TO INQUIRE AS TO THE ACCURACY OF THE MATTERS RECITED IN THE WRITTEN STATEMENT OR AS TO THE AUTHORITY OF THE PERSON SIGNING THE WRITTEN STATEMENT AND MAY TAKE THE ACT OF SIGNING AS CONCLUSIVE EVIDENCE OF SUCH ACCURACY AND AUTHORITY. THE OBLIGATION OF THE BANK UNDER THIS LETTER OF CREDIT IS THE INDIVIDUAL OBLIGATION OF THE BANK, AND IS NO WAY CONTINGENT UPON REIMBURSEMENT WITH RESPECT THERETO.

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR AN ADDITIONAL PERIOD OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE UNLESS AT LEAST SIXTY (60) DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE NOTIFY YOU BY REGISTERED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID AT THE ABOVE ADDRESS OR SUCH OTHER ADDRESS AS YOU SHALL HAVE FURNISHED TO US FOR SUCH PURPOSE THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED FOR AT LEAST ONE (1) YEAR BEYOND THE THEN APPLICABLE EXPIRATION DATE. IN NO EVENT SHALL THIS LETTER OF CREDIT BE EXTENDED BEYOND OCTOBER 31, 2007, WHICH SHALL BE THE FINAL EXPIRATION DATE.

UPON RECEIPT OF SUCH NOTICE, BUT NO EARLIER THAN FORTY FIVE (45) DAYS BEFORE THE THEN CURRENT EXPIRATION DATE, YOU MAY DRAW FOR THE THEN AVAILABLE BALANCE OF THIS LETTER OF CREDIT BY MEANS OF YOUR SIGHT DRAFT DRAWN ON US, ACCOMPANIED BY YOUR WRITTEN STATEMENT SIGNED BY ONE OF YOUR AUTHORIZED OFFICERS, FOLLOWED BY ITS DESIGNATED TITLE, READING AS FOLLOWS: "WE ARE IN RECEIPT OF WRITTEN NOTICE FROM YOU OF YOUR ELECTION NOT TO RENEW YOUR LETTER OF CREDIT NO. SVB00IS2602 FOR AT LEAST ONE (1) YEAR BEYOND THE THEN APPLICABLE EXPIRATION DATE."

DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER AND DATE OF THIS LETTER OF
CREDIT.

THE AMOUNT OF THIS LETTER OF CREDIT MAY BE REDUCED FROM TIME TO TIME BY AMENDMENT HERETO UPON RECEIPT BY SILICON VALLEY BANK AT THE ADDRESS SPECIFIED BELOW OF A WRITTEN REQUEST FROM THE APPLICANT INSTRUCTING SILICON VALLEY BANK TO ISSUE SUCH AN AMENDMENT. THE AMENDMENT REDUCING THE AMOUNT OF THIS LETTER OF CREDIT ONLY BECOMES EFFECTIVE UPON RECEIPT BY SILICON VALLEY BANK OF WRITTEN APPROVAL OF SUCH AMENDMENT FROM BENEFICIARY.

DOCUMENTS MUST BE FORWARDED TO US BY PERSONAL DELIVERY OR BY REGISTERED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID TO: SILICON VALLEY BANK. 3003 TASMAN DRIVE, SANTA CLARA CA 95054, ATTN: INTERNATIONAL DIVISION.

                                  PAGE 3 OF 5
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IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVB00IS2602

DATE: JUNE 2, 2000

THIS LETTER OF CREDIT IS TRANSFERABLE SUCCESSIVELY IN ITS ENTIRETY ONLY UP TO THE THEN AVAILABLE AMOUNT IN FAVOR OF ANY NOMINATED TRANSFEREE DESIGNATED BY BENEFICIARY ("TRANSFEREE"), ASSUMING SUCH TRANSFER TO SUCH TRANSFEREE WOULD BE IN COMPLIANCE WITH THEN APPLICABLE LAW AND REGULATIONS, INCLUDING BUT NOT LIMITED TO THE REGULATIONS OF THE U.S. DEPARTMENT OF TREASURY AND U.S. DEPARTMENT OF COMMERCE. AT THE TIME OF TRANSFER, THE ORIGINAL LETTER OF CREDIT AND ORIGINAL AMENDMENT(S), IF ANY, MUST BE SURRENDERED TO US TOGETHER WITH OUR LETTER OF TRANSFER DOCUMENTATION (IN THE FORM OF EXHIBIT "A" ATTACHED HERETO). ANY SUCH TRANSFER SHALL BE WITHOUT FEE OR CHARGE TO BENEFICIARY OR SUCH TRANSFEREE. OUR TRANSFER FEE OF 1/4 OF 1% OF THE TRANSFER AMOUNT (MINIMUM $250.00) IS FOR THE ACCOUNT OF THE APPLICANT.

IF AT ANY TIME BENEFICIARY OR ITS AUTHORIZED TRANSFEREE IS NOT IN POSSESSION OF THE ORIGINAL OF THIS LETTER OF CREDIT (TOGETHER WILL ALL AMENDMENTS, IF ANY) BECAUSE ORIGINAL HAS BEEN DELIVERED TO THE BANK AS REQUIRED HEREUNDER FOR A DRAW THEREON OR TRANSFER THEREOF, THE BANK'S OBLIGATIONS AS SET FORTH IN THIS LETTER OF CREDIT SHALL CONTINUE IN FULL FORCE AND EFFECT AS IF BENEFICIARY OR SUCH AUTHORIZED TRANSFEREE STILL HELD SUCH ORIGINAL, AND ANY PREVIOUS DELIVERY TO THE BANK, WITHOUT RETURN BY THE BANK, OF SUCH ORIGINAL SHALL BE DEEMED TO HAVE SATISFIED ANY REQUIREMENT THAT SUCH ORIGINAL BE DELIVERED TO THE BANK FOR A SUBSEQUENT DRAW HEREUNDER OR TRANSFER HEREOF.

WE HEREBY AGREE WITH THE DRAWERS, ENDORSERS AND BONAFIDE HOLDERS THAT THE DRAFTS DRAWN UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO US, ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT, OR ANY FUTURE AUTOMATICALLY EXTENDED EXPIRATION DATE.

EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED HEREIN, THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500. IF THIS LETTER OF CREDIT EXPIRES DURING AN INTERRUPTION OF BUSINESS AS DESCRIBED IN
ARTICLE 17 OF PUBLICATION 500, THE BANK HEREBY SPECIFICALLY AGREES TO EFFECT PAYMENT IF THIS LETTER OF CREDIT IS DRAWN AGAINST WITHIN THIRTY (30) DAYS AFTER THE RESUMPTION OF BUSINESS.


   /s/ Danny Rowan                                      /s/ John Dossantos
___________________________                          __________________________
   AUTHORIZED SIGNATURE                                 AUTHORIZED SIGNATURE


                                  PAGE 4 OF 5
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                                  EXHIBIT "A"


DATE:

TO: SILICON VALLEY BANK
    3003 TASMAN DRIVE                     RE: STANDBY LETTER OF CREDIT
    SANTA CLARA, CA 95054                     NO. SVB00IS2602 ISSUED BY
    ATTN:INTERNATIONAL DIVISION.              SILICON VALLEY BANK,SANTA CLARA
         STANDBY LETTERS OF CREDIT            L/C AMOUNT:

GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

(NAME OF TRANSFEREE)
(ADDRESS)


ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

SINCERELY,

_____________________________
  (BENEFICIARY'S NAME)

_____________________________
SIGNATURE OF BENEFICIARY


SIGNATURE AUTHENTICATED

____________________________
     (NAME OF BANK)

____________________________
 AUTHORIZED SIGNATURE


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